Exhibit 99.1

FILED VERSION

EXPANSION TERM FACILITY
TERM SHEET

Description:
  Amendment to the existing $3.0 billion first lien senior secured facility of the Borrowers (the “Existing Senior Secured Facility”, and as amended to include the Expansion Term Facility, the “Amended Credit Facility”) to add a new tranche of multiple-draw senior secured term loans (the “Expansion Term Facility”).

Capitalized terms used without definition have the meanings given to them in the Amended Offering Memorandum, Disclosure Statement and Solicitation of Acceptances of a Prepackaged Plan of Reorganization dated October 16, 2009 (including any supplements thereto) (the "Offering Memorandum").

Borrowers:
  CIT Group Inc. (“CIT”) and its subsidiaries CIT Capital USA Inc., CIT Healthcare LLC, CIT Lending Services Corporation, CIT Lending Services Corporation (Illinois), The CIT Group/Commercial Services, Inc. (“Commercial Services”), The CIT Group/Business Credit, Inc. and those subsidiaries listed on Schedule A that are the primary obligors under the Existing Debt, and other subsidiaries identified by CIT and reasonably acceptable to the Lenders Steering Committee, which may be joined as a “Borrower” under the Amended Credit Facility (collectively with CIT, the “Borrowers”).

Guarantors:
  CIT and all material current and future domestic wholly-owned subsidiaries of the Borrowers with the exception of (a) if the holders of its bonds approve a Chapter 11 Filing (as defined below) CIT Group Funding Company of Delaware LLC (“Delaware Funding”) and (b) CIT Bank and other regulated subsidiaries, joint ventures, special purpose entities and immaterial subsidiaries (the “Guarantors”).

Administrative and Collateral Agent:	Bank of America, N.A. (the “Administrative Agent”).
Expansion Term Facility:
  Purpose: The proceeds of the Expansion Term Facility (including any Additional Expansion Term Commitments (as defined below)) shall be used (a "Permitted Purpose") (i) to refinance existing indebtedness and other obligations (including in each case the payment of accrued but unpaid interest in addition to the related fees, expenses, termination payments, make-whole premiums, swap breakage costs and other similar expenses) of CIT and its subsidiaries evidenced by the documentation set forth on Schedule A attached hereto, approximately in the amounts and to be drawn by the dates set forth on such Schedule A and such proceeds applied for such Permitted Purpose by the dates set forth on Schedule A, and certain other indebtedness and obligations reasonably consented to by the Lenders Steering Committee (the “Existing Debt”), subject to, where applicable, receiving perfected liens on the additional collateral identified on Schedule A ("Expansion Collateral") and, if applicable, the joinder of any additional Borrowers, (ii) for additional conduit financings reasonably consented to by the Lenders Steering Committee, (iii) for trade receivables financings in an amount equal to $1.0 billion less the amount of term loan proceeds applied to a refinancing of the existing trade receivables conduit financing pursuant to clause (i) above, (iv) by C.I.T. Leasing Corporation to make an unsecured intercompany loan in an amount of approximately $540 million to CIT Financial Ltd. (“CFL”), to be used by CFL to facilitate an amendment to that certain ISDA Master Agreement, Schedule to the ISDA Master Agreement, Credit Support Annex and Confirmation, each dated June 6, 2008, between CIT Financial Ltd. and Goldman Sachs International and the related guarantees by CIT Group Inc. and CIT Financial (Barbados) Srl, in each case as amended (the “TRS Facility”), to pay a make-whole premium and provide cash collateral in respect thereof, (v) by Borrowers other than CIT Group Inc. in an amount of up to $500 million (plus a cushion of 5% for U.S. dollar-denominated letters of credit and 20% for non-U.S. denominated letters of credit), to cash collateralize letters of credit under that certain 5-year letter of credit issuance and reimbursement agreement, dated as of May 23, 2005, among CIT, JPMorgan Chase Bank, N.A., as administrative agent and issuing bank, and the other banks and financial institutions from time to time party thereto (the “JPM Facility”) and letters of credit (including replacements of letters of credit issued under the JPM Facility) issued under a new facility for the issuance of letters of credit for the benefit of CIT and its subsidiaries (such new letter of credit facility, the “Expansion L/C Facility”) and (v) by Borrowers other than CIT Group Inc. in an amount of up to $500 million for general corporate purposes, including without limitation the use of up to $150 million of such amount to provide financing for obligors under a joint venture relationship with Avaya Inc., and including fees and expenses related to the transactions contemplated hereby. Prior to being used for a Permitted Purpose the proceeds of the Expansion Term Facility will be deposited in one or more cash collateral account to secure the Amended Credit Facility.

  Commitment Amount: The commitments (the “Expansion Term Commitments”) for term loans under the Expansion Term Facility (the “Expansion Term Loans”) will be made available to the Borrowers in a principal amount of $4.5 billion. The Borrowers may, at their option, request additional commitments for Expansion Term Loans in a principal amount of up to $2.0 billion (the “Additional Expansion Term Commitments”).

  Signing and Funding: The Expansion Term Commitments will be provided to the Borrowers pursuant to the Amended Credit Facility on or before October 28, 2009 (the “Signing Date”). The Expansion Term Loans are anticipated to be funded pursuant to the Amended Credit Facility in not more than two drawings (the date of initial drawing, the “Closing Date”), upon the request of the Borrowers, in an aggregate amount up to $4.5 billion. All drawings of Expansion Term Loans will be made on or prior to November 30, 2009. Subject to the provisions below under the heading “Prepackaged Chapter 11”, borrowings in respect of the Expansion Term Commitments and Additional Expansion Term Commitments may be made prior to, on or following the date of any filing by CIT and Delaware Funding (the “Debtors”) under Chapter 11 of the U.S. Bankruptcy Code (a “Chapter 11 Filing”); provided that after a Chapter 11 Filing no amounts may be borrowed by, or released from the collateral account directly to, a Debtor, other than pursuant to an intercompany loan in accordance with the terms of a cash management order in form and substance reasonably satisfactory to the Lenders Steering Committee.

  Maturity of the Expansion Term Loans: January 2012, with the ability to extend all or a portion of the then outstanding Expansion Term Loans for one additional year at the option of the Borrowers, provided no Default has occurred and is continuing and subject to the payment of an extension fee in an amount equal to 2.0% of the Expansion Term Loans so extended.

Drawn Pricing: LIBOR + 7.50% with a 2.00% LIBOR floor on Expansion Term Loans, payable monthly. Default interest of 2%, payable on demand.

  Fees: 2.50% on Expansion Term Commitments shall be payable on the Signing Date, and on total Additional Expansion Term Commitments shall be payable on receipt of signed commitment letters or supplements to the Amended Credit Facility in respect thereof; 2.50% on drawn amount of Expansion Term Loans shall be payable at the time of funding.

Amortization: None.
Exit Fees:	None.
Amendment Fee for Existing Senior Secured Facility:	None.
Call Premium:	Year 1: 102%; Thereafter: None.
Security:

  The Amended Credit Facility will be secured by the same security interests securing the Existing Senior Secured Facility on the same collateral (the “Collateral”); provided, that (i) the Expansion Collateral shall be added as Collateral to secure the Amended Credit Facility, subject to materiality thresholds and customary exceptions consistent with the terms of the Existing Senior Secured Facility, including the ability to release the Expansion Collateral upon the re-establishment of secured financing arrangements and the establishment of additional financings permitted under the Amended Credit Facility, (ii) cash collateral and related accounts securing the letters of credit issued under the JPM Facility or the Expansion L/C Facility shall be excluded from the Collateral securing the Expansion Term Loans and (iii) the Collateral consisting of certain foreign equity interests will be reduced.

  CIT may grant a lien on substantially all its personal property (excluding its interest in CIT Bank, certain equity interests in its foreign subsidiaries and certain other regulated subsidiaries), whereby the holder of the Old Notes will be equally and ratably secured with holders of the Series A Obligations, the Series B Obligations and the Senior Obligations to the extent of the assets subject to such pledge.

Prepackaged Chapter 11:
  Following a Chapter 11 Filing, proceeds of the Expansion Term Loans shall only be advanced to a Debtor pursuant to an intercompany loan in accordance with the terms of a cash management order in form and substance reasonably satisfactory to the Lenders Steering Committee. All amounts outstanding under the Amended Credit Facility borrowed or guaranteed by CIT shall convert to an exit facility upon confirmation of the prepackaged plan of reorganization for CIT. Any postpetition guaranty by a Debtor of loans pursuant to the Additional Expansion Term Commitments shall be subject to approval by the Bankruptcy Court.

Covenants:	The affirmative and negative covenants under the Amended Credit Facility will be substantially the same as the affirmative and negative covenants for the Existing Senior Secured Facility, with certain changes to conform certain covenants to the negative covenants and related defined terms described in the "Description of New Notes" set forth in CIT's Offering Memorandum, changes to permit the Expansion L/C Facility, changes to permit amendment to the TRS Facility, and such other changes as agreed by the Borrowers and the requisite lenders pursuant to the Amended Credit Facility. If Delaware Funding is released as a guarantor, other than in respect of existing agreements, the ability of CIT and its restricted subsidiaries to invest in Delaware Funding will be eliminated and all transactions with Delaware Funding will be on an arm’s-length basis.

Financial Covenant:	The fair value coverage covenant under the Amended Credit Facility will be set at 2.25x and will be tested quarterly. The Amended Credit Facility will not have a carrying value coverage covenant.
Voluntary Prepayments of Other Debt:	The voluntary prepayments of other debt permitted under the Amended Credit Facility will be substantially the same as permitted under the Existing Senior Secured Facility.
Mandatory Prepayments:

  The mandatory prepayments under the Amended Credit Facility will be substantially the same as set forth in the Existing Senior Secured Facility, with certain changes as agreed by the Borrowers and the requisite lenders pursuant to the Amended Credit Facility including mandatory prepayments upon sale or release of Expansion Collateral. Mandatory prepayments will not be subject to any prepayment premium or penalty, other than in respect of customary breakage costs as set forth in the Existing Senior Secured Facility.

  The Amended Credit Facility will provide for cash sweep provisions on terms substantially similar to those in the Offering Memorandum and also subject to compliance with the financial covenant for certain releases of cash.

Reps & Warranties:	The representations and warranties under the Amended Credit Facility will be substantially the same as set forth in the Existing Senior Secured Facility.
Events of Default:
  The events of default under the Amended Credit Facility will be substantially the same as set forth in the Existing Senior Secured Facility; provided, that no default or event of default shall occur under the Amended Credit Facility as a result of any Chapter 11 Filing (or exit therefrom) or any cross-default related thereto so long as the Debtors emerge from such Chapter 11 Filing by January 31, 2010 (which will be extended to February 28, 2010 if the Debtors provide reasonable evidence to the Lenders Steering Committee of progress toward emergence by such extended date) in accordance with an Approved Restructuring Plan.

Conditions Precedent:
  Delivery of a customary funding notice; truth and accuracy of representations and warranties in all material respects; no continuing default or event of default; payment of fees and expenses; and other customary conditions including (in respect of the initial borrowing) receipt of customary legal opinions and amendment of collateral documents to the extent necessary so that the Expansion Term Facility is secured by the Collateral and to reflect replacement of the administrative agent and collateral agent. In addition, to the extent proceeds of Expansion Term Loans are used to refinance Existing Debt on a borrowing date, conditions precedent to such borrowing (or release from the cash collateral account as applicable) will include evidence reasonably satisfactory to the Administrative Agent that the applicable Expansion Collateral is (or contemporaneously with the refinancing of such Existing Debt will be) owned by a Borrower and has been (or contemporaneously with the refinancing of such Existing Debt will be) pledged to secure the Amended Credit Facility.

Schedule A

Existing Debt1

1.

Amended and Restated Receivables Transfer and Servicing Agreement, dated as of December 24, 2003, among CMS Funding Company LLC, as seller of participating interest, The CIT Group/Commercial Services, Inc., as the servicer, the commercial paper conduits party thereto, as committed purchasers, the agents party thereto, as funding agents, and JPMorgan Chase Bank, N.A., as administrative agent, as amended, and other related transaction documents (“Trade Finance Business/Conduit”).

2.

Loan and Security Agreement, dated as of November 3, 2008, among CIT Middle Market Funding Company, LLC, as borrower, CIT Lending Services Corporation, as collateral manager and Wells Fargo Bank, N.A., as lender, as agent, as custodian, and as bank, and other related transaction documents and Pledge and Collateral Assignment Agreement, dated as of November 3, 2008, between CIT Middle Market holdings, as pledgor, and Wells Fargo Bank, N.A., as agent, and other related transaction documents (“Wells Fargo Facility”).

3.

ECA loan facility, between CIT Aerospace International, as head Lessee, Madeleine Leasing Limited, as Borrower and Lessor, Various Financial Institutions as Original ECA Lenders, ABN AMRO Bank N.V., Paris branch, as French National Agent, ABN AMRO Bank N.V., Niederlassung Deutschland, as German National Agent, ABN AMRO Bank N.V., London Branch, as British National Agent, Security Trustee and ECA Facility Agent, and CIT Aerospace International, as Servicing Agent (“ECA”).

4.	The TRS Facility.

5.	Various Rail Head Lease transactions with The CIT Group/Equipment Financing, Inc., as lessee (“Rail Head Leases”).

1 See accompanying table.

Table to Schedule A to
Expansion Term Facility Term Sheet

Purpose	Amount (Millions)	Additional Borrower	Collateral		Drawing/Refinancing Dates

Trade Finance	$1,000	None. (Borrower is	All right, title and interest in, to and		Drawing: On or after October
Business/Conduit		The CIT	under:		26, but prior to November 30.
Group/Commercial
		Services, Inc.)	•	all property reassigned to The CIT	Refinancing: On or prior to
				Group/Commercial Services, Inc. by	January 31, 2010.
CMS Funding Company LLC (the
current conduit borrower) upon the
payoff of the trade receivables
conduit, including receivables
representing indebtedness and
payment obligations of obligors to
The CIT Group/Commercial
Services, Inc. arising from the sale
of goods or provision of services or
in respect of agreements between
The CIT Group/Commercial
Services, Inc. and its clients, the
assets relating thereto and the
collections therefrom,

			•	all proceeds from the foregoing,

			•	all equipment of CMS Funding
Company LLC, and

			•	all related accounts and all funds,
instruments therein and all property
received or receivable in respect
thereto.

1

Purpose	Amount (Millions)	Additional Borrower	Collateral	Drawing/Refinancing Dates

Wells Fargo	$249	None. (Borrower is	Any and all rights to receive payments,	Drawing: On or after October
Facility		CIT Lending	either reassigned to CIT Lending Services	26, but prior to November 30.
		Services	Corporation by CIT Middle Market Funding
		Corporation)	Company LLC (the current conduit	Refinancing: On or prior to
			borrower) or assumed by CIT Lending	January 31, 2010.
Services upon merging with CIT Middle
Market Funding Company LLC, upon
payoff of the conduit:

• the secured loan agreements and
credit agreements between certain
CIT entities and obligors (or
promissory notes issued by obligors
in favor of certain CIT entities),

• the related accounts, and related
rights, benefits, income and
proceeds therefrom, and

• all right, title and interest in
proceeds, dividends, distributions
and other assets and rights related
thereto, and all proceeds of the
foregoing.

ECA	$1,085	CIT Aerospace	Certain aircraft together with any applicable	Drawing: On or after October
		International	leases thereof. If there is a repayment of all	26, but prior to November 30.
		("CITAI")[1]	or any portion of the ECA loan facility,
			CITAI will obtain title to each aircraft with	Refinancing: On or prior to
			respect to which the loans have been repaid.	January 31, 2010.
In such event, CITAI will provide the
Collateral Agent with substantially the
same security

1 Madeleine Leasing Ltd. is the borrower under the ECA loan facility. It is not a CIT company but acts as the head lessor under aircraft head leases with CITAI in the ECA loan facility structure.

2

Purpose	Amount (Millions)	Additional Borrower	Collateral	Drawing/Refinancing Dates

interest in such aircraft (and opinions with
respect thereto) as the agent for the ECA
lenders received from Madeleine Leasing
Ltd., the borrower under the ECA loan facility,
provided that such security interest will be
released if the percentage of shares of CITAI
pledged to the Collateral Agent is reduced in
accordance with the terms of the Amended
Credit Facility (not before January 2012).

Goldman Sachs	$2,266	C.I.T. Leasing	The TRS Facility relates to certain	Drawing: On or after October
Facility		Corporation or a	securitization assets (the "Reference	26, but prior to November 30.
		newly-formed U.S.	Obligations") that may be repurchased
		affiliate who will	by CIT Financial Ltd. If some or all	Refinancing: On or prior to
		become a Borrower	of the Reference Obligations are	January 31, 2010.
repurchased, additional Collateral includes
all rights of C.I.T. Leasing Corporation or a
newly-formed U.S. affiliate (who will become
a Borrower) (either entity, the “Designated
Borrower”). To the extent we are
repurchasing any Reference Obligations by
CIT Financial Ltd., such Reference
Obligations will be immediately transferred
to the Designated Borrower to satisfy
obligations under an unsecured
intercompany loan (borrowed by CIT
Financial Ltd. for the purposes of paying
the purchase price of the Reference
Obligations).

3

Purpose	Amount (Millions)	Additional Borrower	Collateral	Drawing/Refinancing Dates

Rail Head Leases	$1,650	None (Borrower is	Up to 28,493 rail cars and other rolling stock	Drawing: On or after October
		The CIT	currently subject to certain lease	26, 2009, but prior to
		Group/Equipment	financings of The CIT Group/Equipment	November 30, 2009.
		Financing, Inc.)	Financing, Inc., as lessee, but only if and to
			the extent title to such rail cars and rolling	Refinancing: On or prior to
			stock is transferred to The CIT	January 31, 2010.
Group/Equipment Financing, Inc. The
lessors have not yet determined
which, if any, of such rail cars and rolling
stock will be transferred to The CIT
Group Equipment Finance Inc.

4